Exhibit 10.85
[English Translation]
Confirmation Letter
This Confirmation Letter is executed by the following parties on August 30, 2010:
1.	Yu Wei

ID number: 310106197310150812

2.	Shanghai Focus Media Advertisement Co., Ltd. (“Focus Media Advertisement”)

Registered address: Rm. 1003F, No. 1027 Changning Road, Changning District, Shanghai

3.	Focus Media Technology (Shanghai) Co., Ltd. (“Focus Media Technology”)

Registered address: Block E, Rm. 1003, No. 1027 Changning Road, Changning District, Shanghai

4.	Focus Media Digital Information Technology (Shanghai) Co., Ltd. (“Focus Media Digital”)

Registered address: Rm. A72, 28/F, No. 369 Jiangsu Road, Changning District, Shanghai

5.	Shanghai Perfect Media Advertising Agency Co., Ltd. (“Shanghai Perfect Media”)

Registered address: Rm. A68, 28/F, No. 369 Jiangsu Road, Changning District, Shanghai
In view of:
1.	Jiang Nanchun, Yu Wei, Focus Media Technology, Focus Media Digital, Focus Media Advertisement and other relevant parties have executed the agreements listed under Annex I of this Confirmation Letter (collectively referred to as “Control Agreements”).

2.	Shanghai Perfect Media, Yu Wei, Focus Media Advertisement have participated in the Control Agreements by execution of the Acknowledgement Letters for Participation on May 22, 2006, therefore becoming a party of the Control Agreements in connection with Shanghai Perfect Media.

3.	As part of the Acknowledgement Letters for Participation mentioned above, Focus Media Advertisement, Yu Wei, Focus Media Technology and Shanghai Perfect Media executed the Acknowledgement Letter for Participation of the Call Option Agreement on May 22, 2006 (known as “Acknowledgement Letter for Participation”)
The parties hereby confirm the following:
     The Acknowledgement Letter for Participation said: Focus Media Advertisement holds 90% equity interest in Shanghai Perfect Media, while Yu Wei holds 10% equity interest in Shanghai Perfect Media; however, such equity holding percentage shall be adjusted to Focus Media Advertisement holding 95% equity interest in Shanghai Perfect Media while Yu Wei holding 5% equity interest in Shanghai Perfect Media.
It is confirmed hereby.

Annex I
Control Agreements
1.	Jiang Nanchun, Yu Wei, Focus Media Advertisement, Focus Media Technology, Focus Media Digital and other relevant parties executed the Equity Pledge Agreement on March 28, 2005.

2.	Jiang Nanchun, Yu Wei, Focus Media Advertisement, Focus Media Technology and other relevant parties executed the Call Option Agreement on March 28, 2005.

3.	Jiang Nanchun, Yu Wei, Focus Media Advertisement, Focus Media Technology and other relevant parties executed the Shareholder’s Voting Rights Proxy Agreement on March 28, 2005.

[Signature Page]
     This is evidenced hereby, this Confirmation Letter is executed by the following parties on the date specified at the beginning of this Confirmation Letter.
Shanghai Focus Media Advertisement Co., Ltd.
(Seal)
By: /s/Alex Deyi Yang
Name: Alex Deyi Yang
Title: Representative
Yu Wei
By: /s/Yu Wei
Focus Media Technology (Shanghai) Co., Ltd.
(Seal)
By: /s/ Alex Deyi Yang
Name: Alex Deyi Yang
Title: Representative
Focus Media Digital Information Technology (Shanghai) Co., Ltd.
(Seal)
By: /s/ Alex Deyi Yang
Name: Alex Deyi Yang
Title: Representative
Shanghai Perfect Media Advertising Agency Co., Ltd.
(Seal)
By: /s/ Alex Deyi Yang
Name: Alex Deyi Yang
Title: Representative